UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

Avanos Medical, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

This Amendment No. 1 is being filed to supplement and correct certain disclosures (as summarized below) in Avanos Medical, Inc.’s 2019 Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 15, 2019 (the “2019 Proxy Statement”). Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the 2019 Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the 2019 Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

If you are a stockholder and you have already voted, you do not need to vote again unless you desire to change or revoke your prior vote on any proposal. If you are a stockholder of record and you desire to change or revoke your vote, please refer to the 2019 Proxy Statement for instructions on how to do so.

Summary of Corrections

There are three items in the 2019 Proxy Statement related to executive compensation that need to be corrected, as follows:

A.	The stock option awards in 2018 described in the 2019 Proxy Statement were overstated for four of our Named Executive Officer (Messrs. Woody, Voskuil, Tushar and Wesley). As described on pages 32 - 33 of our 2019 Proxy Statement, the Compensation Committee approved a target grant value for these awards and awarded 60% of that target grant value in the form of Performance Restricted Share Units (“PRSUs”) and 40% of the target grant value in the form of stock options (“Options”). The Company incorrectly granted those four Named Executive Officers both PRSUs and Options equal to 60% of the target grant value. As a result, the Options disclosed in the 2019 Proxy Statement exceed the number of Options approved by the Compensation Committee. The Company is in the process of rescinding the excess options incorrectly issued to the Named Executive Officers in 2018.

B.	The Stock Award and Option Award numbers in the Summary Compensation Table on page 39 of the 2019 Proxy Statement are reversed. The numbers under the Stock Award column should be under the Option Award column, and the numbers under the Option Award column should be under the Stock Award column. The numbers under the corrected Option Award column also need to be adjusted to reflect the correct number of options approved in 2018 as described above. The numbers under the Total column on the Summary Compensation Table also need to be corrected for the same issue.

C.	Footnote 8 to the Grants of Plan-Based Awards in 2018 table on page 41 of the 2019 Proxy Statement incorrectly indicated that Mr. Woody received 155,150 time-vested stock options as a result of the successful closing of the sale of our S&IP business to Owens & Minor in 2018 (the “Closing Bonus Grant”). The actual number of time-vested stock options that Mr. Woody received for the Closing Bonus Grant was 25,566, with a grant date value of $350,000.

Correcting the matters referenced above also impacts the Grants of Plan-Based Awards in 2018 table (page 41), the Outstanding Equity Awards as of December 31, 2018 table (page 42), the Ratio of CEO Compensation to Median Employee Compensation table (page 50), and the Security Ownership table (page 55).

Amended Disclosures

The corrected tables and other corrected information for the 2019 Proxy Statement is set forth below. Footnotes have been excluded, except for footnote 8 to the Grants of Plan-Based Awards in 2018 table and footnote 5 of the Security Ownership table, because they continue to be correct as written in the 2019 Proxy Statement.

Corrections to Compensation Discussion and Analysis:

1.	The table setting forth the annual long-term equity incentive awards granted in 2018 to our Named Executive Officers (page 33 of the 2019 Proxy Statement), is amended to reflect the correct number of Target Stock Options Awarded to Messrs. Woody, Voskuil, Tushar and Wesley, as follows:

NAME	TARGET GRANT VALUE OF AWARDS ($)	TARGET PRSUs AWARDED (#)	TARGET STOCK OPTIONS AWARDED (#)
Joseph F. Woody	3,540,000	43,436	103,433
Steven E. Voskuil	775,000	9,509	22,644
John R. Tushar	350,000	4,268	10,226
John W. Wesley	450,000	5,521	13,148

2.	A new subsection to “Long-Term Equity Incentive Compensation” is added to page 34 of the 2019 Proxy Statement, immediately before “Benefits and Other Compensation”, as follows:

Special Bonus Grant to Mr. Woody

The Committee granted to Mr. Woody a special grant of 25,566 time-vested stock options with a grant day value of $350,000. This special award was made in recognition of the closing of a complicated and challenging divestiture of our S&IP business for a favorable price, as well as to incent Mr. Woody to achieve the on-going transformation of the Company to a pure-play medical device company.

Corrections to Compensation Tables:

3.	The Summary Compensation Table on page 39 of the 2019 Proxy Statement is amended to correct the Stock Award, Option Award, and Total columns with respect to Messrs. Woody, Voskuil, Tushar and Wesley, as follows:

Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)		STOCK AWARD ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Joseph F. Woody	2018	904,913			2,897,616	1,765,996	723,251		157,487	6,449,263
Chief Executive Officer	2017	442,500			3,135,706	1,416,004	884,124	—	284,761	6,163,095
Steven E. Voskuil	2018	459,659			634,345	309,996	223,624	—	58,956	1,686,580
Senior Vice President and	2017	449,544			602,653	320,003	522,940	—	79,422	1,974,562
Chief Financial Officer	2016	436,450			657,562	319,997	510,821	—	45,916	1,970,746
John R. Tushar
President, Global Franchises	2018	306,591	100,000	[2]	450,248	139,994	127,848	—	183,173	1,307,854
John W. Wesley	2018	393,750			368,306	179,996	164,194		47,354	1,153,600
Senior Vice President	2017	393,750			376,627	200,003	395,482	—	51,263	1,417,125
and General Counsel	2016	393,750			410,971	200,000	395,010	—	24,392	1,424,123

4.	The Grants of Plan-Based Awards in 2018 table on page 41 of the 2019 Proxy Statement (including footnote 8 to such table) is amended to correct the actual number of time-vested stock options awarded Messrs. Woody, Voskuil, Tushar and Wesley, and the grant date fair value of such awards, as follows:

				PAYOUTS UNDER NOW-EQUITY INCENTIVE PLAN AWARDS(1)		PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)
NAME	GRANT TYPE	DATE COMMITTEE TOOK ACTION	GRANT DATE	TARGET ($)	MAXIMUM ($)	TARGET ($)	MAXIMUM ($)	AWARDS: NUMBER SHARES OF STOCK OR UNITS (#)	AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE OF PRICE OF OPTION AWARDS ($/SH)	OF STOCK AND OPTION AWARDS ($)(5)
Joseph F. Woody	Performance-based RSUs(4)	2/21/2018	2/21/2018			43,436	86,872				2,897,616
	Time-vested stock option(8)	2/21/2018	2/21/2018						128,999	52.10	1,765,996
	Annual cash incentive award			1,048,283	2,096,565
Steven E. Voskuil	Performance-based RSUs(4)	2/21/2018	2/28/2018			9,509	19,018				634,345
	Time-vested stock option	2/21/2018	5/3/2018						22,644	52.10	309,996
	Annual cash incentive award			324,121	648,242
John R. Tushar	Performance-based RSUs(4)	3/12/2018	3/12/2018			4,268	8,536				275,243
	Time-vested stock option	3/12/2018	5/3/2018						10,226	52.10	139,994
	Annual cash incentive award			228,000	456,000
	Time-vested RSUs(6)	3/12/2018	3/12/2018					3,557			175,004
John W. Wesley	Performance-based RSUs(4)	02/21/2018	2/28/2018			5,521	11,042				368,306
	Time-vested stock option	02/21/2018	5/3/2018						13,148	52.10	179,996
	Annual cash incentive award			236,250	472,500

(8) Includes 25,566 time-vested stock options granted under the Equity Participation Plan to Mr. Woody on May 3, 2018 as a closing bonus related to successfully closing the sale of S&IP to Owens & Minors by April 30, 2018.

5.	The Outstanding Equity Awards as of December 31, 2018 table on page 42 and 43 of the 2019 Proxy Statement is amended to correct the actual number of time-vested stock options granted to Messrs. Woody, Voskuil, Tushar and Wesley on May 3, 2018, as follows:

OPTION AWARDS(2)								STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(3)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(8)
Joseph F. Woody	5/3/2018		25,566	52.10	5/3/2028				—
	5/3/2018		103,433	52.10	5/3/2028				—
	2/27/2018								43,436
	6/26/2017	44,715	104,338	39.93	6/26/2027
	6/26/2017					16,696	(4)	747,814
	6/26/2017								53,193	(7)	2,456,453
Steven E. Voskuil	5/3/2018		22,644	52.10	5/3/2028
	2/27/2018								9,509		425,908
	5/3/2017	10,774	25,141	36.74	5/3/2027
	2/28/2017								12,289	(7)	550,424
	5/5/2016	24,934	16,624	29.48	5/5/2026
	3/1/2016								17,493	(6)	783,511
	5/5/2015	24,840		45.53	5/5/2025
	3/18/2015	238	475	47.62	3/5/2025
	3/5/2015	7,135	14,269	45.47	3/5/2025
	11/7/2014	14,135		26.04	5/2/2022
	11/7/2014	20,443		34.24	5/1/2023
	11/7/2014	31,671		37.50	6/19/2024
	11/7/2014	6,000		37.88	11/7/2024
John R Tushar	5/3/2018		10,226	52.10	5/3/2028
	3/12/2018					3,557	(10)	159,318
	3/12/2018								4,268	(10)	191,164
John W. Wesley	5/3/2018		13,148	52.10	5/3/2028
	2/27/2018								5,521		247,286
	5/3/2017	6,734	15,713	36.74	5/3/2027
	2/28/2017								7,680	(7)	343,987
	5/5/2016	15,584	10,390	29.48	5/5/2026
	3/1/2016								10,933	(6)	489,689
	5/5/2015	12,821		45.53	5/5/2025
	3/5/2015	3,806	7,610	45.47	3/5/2025
	11/7/2014	2,200		37.88	11/7/2024

6.	The Ratio of CEO Compensation to Median Employee Compensation on page 50 of the 2019 Proxy Statement is amended to reflect the actual ratio after correcting Mr. Woody’s 2018 compensation to reflect the correct number of time-vested stock options he received in 2018, as follows:

CATEGORY	2018 TOTAL COMPENSATION AND RATIO ($)
Annual total compensation of Mr. Woody (A)	6,449,263
Median annual total compensation of all employees worldwide (excluding Mr. Woody) (B)	5,820
Ratio of A to B	1,108:1

7.	The Security Ownership table on page 55 of the 2019 Proxy Statement (including footnote 5 to such table) is amended to reflect the corrected number of shares that could be acquired within 60 days of the date of the proxy statement by Messrs. Woody, Voskuil, Tushar and Wesley, after correcting for the number of options granted in 2018, as follows:

NAME	NUMBER OF SHARES(1)(2)(3)(4)(5)	PERCENT OF CLASS
Gary D. Blackford	19,552	*
John P. Byrnes	19,580	*
Ronald W. Dollens	19,552	*
William A. Hawkins, III	18,928	*
Heidi Kunz	19,557	*
Patrick J. O’Leary	19,602	*
John R. Tushar	9,359	*
Maria Sainz	18,744	*
Arjun R. Sarker	8,241	*
Dr. Julie Shimer	19,552	*
Steven E. Voskuil	243,284	*
John W. Wesley	97,654	*
Joseph F. Woody	205,099	*
All directors, nominees and executive officers as a group (13 persons)	718,704	1.51%

(5) Includes the following shares which could be acquired within 60 days of the date of this proxy statement:

NAME	NUMBER OF SHARES
Joseph F. Woody	38,699
Steve E. Voskuil	41,563
John R. Tushar	1,534
John W. Wesley	24,873
Arjun R. Sarker	984
All directors, nominees and executive officers as a group (12 persons)	107,654